UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

THE TORO COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Lyndale Avenue South Bloomington, Minnesota	55420
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 888-8801

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 23, 2023, the Board of Directors (the “Board”) of The Toro Company (“TTC”), acting upon the recommendation of the Nominating & Governance Committee of the Board, approved and adopted Amended and Restated Bylaws of The Toro Company (the “Amended and Restated Bylaws”), effective as of May 23, 2023. The Amended and Restated Bylaws were amended to:

•
update provisions regarding notice of an adjournment of any meeting of stockholders and the availability of the list of stockholders entitled to vote at a meeting of stockholders, each to align with recent amendments to the Delaware General Corporation Law, as amended;

•	clarify procedures for stockholders to propose business or nominations to be considered at annual or special meetings of stockholders;

•	establish additional requirements and disclosures regarding proposing stockholders, proposed nominees and business, and other persons related to a stockholder’s solicitation of proxies;

•
update the majority vote standard for proposals other than director elections to a majority of votes cast, which provides that both abstentions and broker non-votes will have no effect on the outcome of such proposals;

•
address the new universal proxy rules adopted by the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including a requirement for a stockholder submitting a nomination notice to make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than TTC’s nominees in accordance with Rule 14a-19 under the Exchange Act, and to provide reasonable evidence that certain requirements of such rule have been satisfied;

•	require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white;

•	adopt a federal forum provision requiring all claims under the Securities Act of 1933, as amended, to be brought in federal courts; and

•	make certain additional technical, conforming, modernizing and clarifying changes.

The foregoing description of the amendments reflected in the Amended and Restated Bylaws is a summary of the material terms thereof, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of The Toro Company, effective as of May 23, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: May 30, 2023	By:	/s/ Amy E. Dahl
Amy E. Dahl
Vice President, International, General Counsel and Corporate Secretary

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